================================================================================

                       ASSIGNMENT AND ASSUMPTION AGREEMENT






                             NAVIGATOR HOLDINGS PLC,
                                              Assignor



                                       and

                        NAVIGATOR GAS (IOM I-B) LIMITED,
                                              Assignee








                            Dated as of July 31, 1997



================================================================================

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                  THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (the "Assignment"), entered into as of the 31st day of July, 1997 by and between Navigator Holdings PLC, a public limited company organized under the laws of the Isle of Man (the "Assignor") and Navigator Gas (IOM I-B) Limited, a private limited company organized under the laws of the Isle of Man (the "Assignee").

                              PRELIMINARY STATEMENT

                  The Assignor has entered into an Amended and Restated Shipbuilding Contract (the "Agreement"), dated June 26, 1997, with China Shipbuilding Trading Company, Limited and Jiangnan Shipyard (collectively, the "Builder"). The Assignor desires to assign all of its right, title and interest in, to and under the Agreement to the Assignee and the Assignee desires to assume such Agreement.

                  NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor and the Assignee agree as follows:

                  SECTION 1. ASSIGNMENT. The Assignor hereby assigns and sets over unto the Assignee all of its rights, title and interest in, under and to the Agreement.

                  SECTION 2. OBLIGATIONS. (a) The Assignee hereby accepts such assignment and further agrees that it shall be deemed a party to the Agreement and shall be bound by all of the terms thereof, and further agrees to assume, accept and undertake to discharge each and every one of the obligations of the Assignor under the Agreement, all in accordance with the terms and conditions thereof.

                  (b) The Assignee hereby acknowledges and agrees that the Assignor is released and discharged from each and all of its obligation under the Agreement effective as of the delivery of this Assignment.

                  SECTION 3. REPRESENTATIONS OF ASSIGNOR. The Assignor hereby represents and warrants that:

                  (a) The Assignor is assigning all right, title and interest in, under and to the Agreement to the Assignee, free and clear of any and all liens, claims or encumbrances; and

                  (b) No person or entity has asserted, and does not now have, any claim against the Assignor under the Agreement because of any action or inaction on the part of the Assignor.

                  SECTION 4. FURTHER INSTRUMENTS. The parties hereto agree to execute and deliver, or cause to be executed and delivered, such further instruments or documents and take such other action as may be required effectively to carry out the transactions contemplated herein.

                  SECTION 5. COUNTERPARTS. This Assignment may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

                  SECTION 6. AMENDMENT. This Assignment may be amended from time to time by the Assignor and the Assignee by written agreement signed by the Assignor and the Assignee.

                  SECTION 7. GOVERNING LAW. This Assignment shall be governed by and construed in accordance with the laws of the State of New York except to the extent preempted by Federal law.

                  SECTION 8. NOTICES. Any notices or other communications permitted or required hereunder shall be in writing and shall be deemed conclusively to have been given when delivered to (a) in the case of the Assignor, at 15-19 Athol Street, Douglas, Isle of Man, or such other address as may hereafter be furnished to the Assignee in writing by the Assignor and (b) in the case of the Assignee at 15-19 Athol Street, Douglas, Isle of Man, or such other address as may be furnished to the Assignor in writing by the Assignee.

                  SECTION 9. SEVERABILITY PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Assignment shall be for any reason whatsoever held invalid, the invalidity of any such covenant, agreement, provision or term of this Assignment shall in no way affect the validity or enforceability of the other provisions of this Assignment, provided, however, that if the invalidity of any covenant, agreement or provision shall deprive any party of the economic benefit intended to be conferred by this Assignment, the parties shall negotiate in good faith to develop a structure the economic effect of which is as nearly as possible the same as the economic effect of this Assignment.

                  SECTION 10. GENERAL INTERPRETIVE PRINCIPLES. For purposes of this Assignment, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Assignment have the meanings assigned to them in this Assignment and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

                  (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

                  (c) references herein to "Articles", "Sections", "Subsections", "Paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Assignment;

                  (d) a reference to a Subsection without further reference to a
         Section is a reference to such Subsection as contained in the same
         Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

                  (e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Assignment as a whole and not to any particular provision; and

                  (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

                  SECTION 11. SUCCESSORS AND ASSIGNS. This Assignment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

                  IN WITNESS WHEREFORE, this Assignment has been executed as of the day and year first above written.

                                   NAVIGATOR HOLDINGS PLC


                                   By: /s/ Richard Klapow
                                       ----------------------------------
                                   Name:   Richard Klapow
                                         --------------------------------
                                   Title:  Director
                                         --------------------------------


                                   NAVIGATOR GAS (IOM I-B) LIMITED


                                   By: /s/ Richard Klapow
                                       ----------------------------------
                                   Name:   Richard Klapow
                                         --------------------------------
                                   Title:  Director
                                         --------------------------------